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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 16, 1999

                               TEL OFFSHORE TRUST
             (Exact name of registrant as specified in its charter)



                 Texas                                  0-6910                                76-6004064
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification No.)
    incorporation or organization)

                    Chase Bank of Texas, National Association
                            Corporate Trust Division
                                 712 Main Street
                                      77002
                     (Address of Principal Executive Offices
                                  and Zip Code)

                                 (713) 216-5712
                         (Registrant's telephone number,
                              including area code)



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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On November 16, 1999, Arthur Andersen LLP was dismissed as TEL Offshore Trust's independent accountant. The decision to dismiss Arthur Andersen LLP was approved by all of the Individual Trustees of the Trust in accordance with the Trust Agreement.

         Arthur Andersen LLP's reports for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. At no time in the two most recent fiscal years and in any subsequent interim period preceding this dismissal were there any disagreements between the Trust and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, of which Arthur Andersen LLP would have had to make reference in connection with its report.

         The Trust has engaged Deloitte & Touche LLP as the principal accountant to audit the Trust's financial statements for the 1999 fiscal year.





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     (c)     EXHIBITS


Exhibit No.                                Description
-----------          ----------------------------------------------------------
  *16.1              Letter dated November 23, 1999 from Arthur Andersen LLP to the Securities and Exchange Commission

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* Filed herewith.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               TEL OFFSHORE TRUST

                               By:      Chase Bank of Texas, National
                                        Association, Corporate Trustee


                               By: /S/ Pete Foster
                                   -----------------------------------------
                                        Pete Foster
                                        Senior Vice President
                                        and Trust Officer

Date:    November 24, 1999

The Registrant, TEL Offshore Trust, has no principal executive officer, principal financial officer, board of directors or persons performing similar functions. Accordingly, no additional signatures are available and none have been provided.



                                       -4-

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                                  EXHIBIT INDEX


 Exhibit No.                                 Description
 -----------           --------------------------------------------------------
   *16.1               Letter dated November 23, 1999 from Arthur Andersen LLP
                       to the Securities and Exchange Commission

-------------------
* Filed herewith.


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